EXHIBIT 21
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ACNIELSEN CORPORATION
LIST OF SUBSIDIARIES - 1/31/00


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                                                                                                 State or          % Ownership
                  Name                                                                         Country of           100% Except
                                                                                              Incorporation            as Noted
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


A. C. NIELSEN COMPANY                                                                          Delaware
         A. C. Nielsen Ges.mbH                                                                 Austria
                  ACNielsen Piackutato Kft.                                                    Hungary
         A. C. Nielsen Company (Belgium) S.A.                                                  Belgium
                  A. C. Nielsen Company & Co. S.A.                                             Belgium
         SRG Research Canada Ltd.                                                              Canada
                  D.J. Calhoun Marketing & Development Ltd.                                    Canada                  86.0
                           Recherches en Marketing (Quebec) Inc.                               Canada
         ACNielsen Chile Limitada                                                              Chile
                  ACNielsen Chile S.A.                                                         Chile                   51.0
         A. C. Nielsen de Colombia S.A.                                                        Colombia
         ACNielsen Cyprus Limited                                                              Cyprus
                  Amer Nielsen Research                                                        Belarus
                  ACNielsen Bulgaria Limited                                                   Bulgaria
                  ANR Istrazivanje Trzista                                                     Croatia
                  ACNielsen Eesti OU                                                           Estonia
                  ACNielsen Ghana, Limited                                                     Ghana
                  ACNielsen Kazakhstan                                                         Kazakhstan
                  ACNielsen Kenya Limited                                                      Kenya
                  ACNielsen Latvia SIA                                                         Latvia
                  UAB ACNielsen Baltics                                                        Lithuania
                  ACNielsen Limited SRL                                                        Moldova
                  ACNielsen Nigeria Limited                                                    Nigeria
                  ZAO ACNielsen                                                                Russia
                  ACNielsen Slovakia s.r.o.                                                    Slovakia
                  ACNielsen raziskovalna druzba, d.o.o.                                        Slovenia
                  ACNielsen Uganda Limited                                                     Uganda
                  ACNielsen Ukraine CJSC                                                       Ukraine
         ACNielsen AIM A/S                                                                     Denmark
         Teollisuuden Tielopalvelu Industrial Intelligence Ltd. Oy                             Finland
                  A. C. Nielsen Finland Oy                                                     Finland
                           Finnpanel Oy                                                        Finland                 50.0
         A. C. Nielsen S.A.                                                                    France
                  ACNielsen EDI, S.A.R.L.                                                      France


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A. C. NIELSEN COMPANY (Continued)
         A. C. Nielsen S.A. (Continued)
                  ERIM S.A.                                                                    France
                  Panel de Gestion S.A.R.L.                                                    France
         ACNielsen S.A.                                                                        Greece
         A. C. Nielsen (Dublin) Limited                                                        Ireland
         A. C. Nielsen of Ireland Limited                                                      Ireland
         A. C. Nielsen Italia S.p.A.                                                           Italy
                  ACNielsen CRA  S.r.l.                                                        Italy
                           Telepanel S.A.                                                      Italy
                  ACNielsen SITA S.r.l.                                                        Italy
         ACNielsen Japan K.K.                                                                  Japan
         A. C. Nielsen, S.A. de C.V.                                                           Mexico
                  ACNielsen Centroamerica, S.A.                                                Guatemala
                           ACNielsen Costa Rica S.A.                                           Costa Rica
                           ACNielsen El Salvador, S.A. de C.V.                                 El Salvador
                           ACNielsen de Honduras S.A. de C.V.                                  Honduras
                           ACNielsen Nicaragua S.A.                                            Nicaragua
                           ACNielsen Panama, S.A.                                              Panama
         ACNielsen (Nederland) B.V.                                                            The Netherlands
                  ACNielsen Czech Republic s.r.o.                                              Czech Republic
                  ACNielsen (Polen) B.V.                                                       The Netherlands
                           ACNielsen d.o.o.                                                    Croatia
                           ACNielsen Polska Sp. z.o.o.                                         Poland
                  ACNielsen South Africa B.V.                                                  The Netherlands
                  ACNielsen South Africa Holdings B.V.                                         The Netherlands
                           Market Research Africa (Proprietary) Limited                        South Africa            65.0
                  ACNielsen ZET Arastirma Hizmetleri A.S.                                      Turkey                  85.0
         Neslein Holding (Brazil) C.V.                                                         The Netherlands
                  ART Holding (Brazil) C.V.                                                    The Netherlands
                           ACNielsen do Brasil Ltda.                                           Brazil
                                    ACNielsen.CBPA Ltda.                                       Brazil
                                    ACNielsen Cayman Islands Ltd.                              Cayman Islands
                           ASEE Nielsen Holding (Brazil) C.V.                                  The Netherlands


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A. C. NIELSEN COMPANY (Continued)
         Neslein Holding (Canada) C.V.                                                         The Netherlands
                  ACNielsen Holding (Canada) B.V.                                              The Netherlands
                           ACNielsen Canada Holding Company                                    Canada
                                    ACNielsen Company of Canada                                Canada
                                            ACNielsen Canada Partnership                       Canada
                                            ACNielsen (Korea) Limited                          Korea
         Neslein Holding (Spain) C.V.                                                          The Netherlands
                  ASEE Nielsen Holding (Spain) Srl                                             Spain
                           N&P Holding Spain Srl                                               Spain
                                    A. C. Nielsen Company Srl.                                 Spain
                                            Infoadex S.A.                                      Spain                   50.0
                                    ACNielsen EDI, S.L.                                        Spain
                                    Panel Internacional S.A.                                   Spain
                  Menesta Investments B.V.                                                     Netherlands
                           Neslein Holding (Portugal) SGPS, Lda.                               Portugal
                                    A.C. Nielsen Portugal - Estudos de Mercado S.A.            Portugal
         ACNielsen (NZ) Ltd.                                                                   New Zealand
         ACNielsen Norge AS                                                                    Norway                  98.9
         ACNielsen Reklame-Statistikk AS                                                       Norway                  85.6
         ACNielsen de Puerto Rico, Inc.                                                        Puerto Rico
         ACNielsen (Singapore) Pte. Ltd.                                                       Singapore
         ACNielsen AB                                                                          Sweden
         A. C. Nielsen S.A.                                                                    Switzerland
                  Media Focus                                                                  Switzerland             50.0
         A. C. Nielsen Management Services S.A.                                                Switzerland
         A. C. Nielsen (Argentina) S.A.                                                        Delaware
                  A.C. Nielsen Argentina S.A.                                                  Argentina
         ACN/PIB Partners                                                                      Connecticut             50.01
         ART Holding, L.L.C.                                                                   Delaware
         Nielsen Holdings, Inc.                                                                Delaware
         Nielsen Leasing Corporation                                                           Delaware
         Panel International S.A.                                                              Delaware

ACNIELSEN EDI, INC.                                                                            California

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ACNIELSEN EDI II, INC.                                                                         California

ACNIELSEN EDI GMBH                                                                             Germany
         ACN Marketing Research Holding GmbH                                                   Germany
                  A. C. Nielsen GmbH                                                           Germany
                  A. C. Nielsen Werbeforschung S&P GmbH                                        Germany

ACNIELSEN ERATINGS.COM                                                                         Delaware                80.1

ACNIELSEN HOLDINGS LIMITED                                                                     Hong Kong
         ACNielsen Management Services Limited                                                 Hong Kong
                  ACNielsen (Asia Pacific) Limited                                             Hong Kong
                           ACNielsen (Taiwan) Limited                                          Taiwan
                  ACNielsen (China) Ltd.                                                       Hong Kong
                           Shanghai ACNielsen Ltd.                                             China                   80.0
                  ACNielsen Group Limited                                                      Hong Kong
                           ACNielsen (Guangzhou) Limited                                       China                   92.0
                  ACNielsen International Research (Hong Kong) Limited                         Hong Kong
                  ACNielsen Holdings Pte. Ltd.                                                 Singapore
                           P.T. ACNielsen Indonesia                                            Indonesia
                           ACNielsen Corporation Japan                                         Japan
                           Hankook Research Co. Ltd.                                           Korea                   50.0
                           ACNielsen (Malaysia) Sdn. Bhd.                                      Malaysia
                                    ACNielsen Marketing Promotions (Malaysia) Sdn. Bhd.        Malaysia
                           ACNielsen (Philippines) Inc.                                        Philippines
                           ACNielsen Research (Singapore) Pte. Ltd.                            Singapore
                           ACNielsen (Thailand) Limited                                        Thailand
                           ACNielsen (Vietnam) Limited                                         Vietnam

ACNIELSEN HOLDINGS UK LIMITED                                                                  England
         A.C. Nielsen Company Limited                                                          England
         ACNielsen EDI Limited                                                                 England
         Media Monitoring Services Ltd.                                                        England
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ACNIELSEN INTERNATIONAL RESEARCH (UNITED STATES) LIMITED                                       New York

ACNIELSEN (ISRAEL) LTD.                                                                        Israel                  90.0

ACNIELSEN MARKET DECISIONS, INC.                                                               Delaware

ACNIELSEN MARKETING RESEARCH INDIA PRIVATE LIMITED                                             India
         ACNielsen Research Services Private Limited                                           India
                  TAM Media Research Private Limited                                           India                   50.0

BBI MARKETING SERVICES, INC.                                                                   Delaware
         BBI Operations, LLC                                                                   Kentucky
         BBIO, Inc.                                                                            Kentucky

CZT/ACN TRADEMARKS, L.L.C.                                                                     Delaware                50.0

NESLEIN HOLDING, L.L.C.                                                                        Delaware

NESLEIN HOLDINGS (AUSTRALIA) C.V.                                                              The Netherlands
         ACNielsen (Holdings) Pty. Limited                                                     Australia
                  AGB McNair Holdings Pty. Limited                                             Australia
                           Surveys Australia Research Pty. Limited                             Australia
                                    ACNielsen Research Pty. Limited                            Australia
                                            McNair Anderson Associates Pty. Limited            Australia
                  ACNielsen Advanced Analytics Pty. Limited                                    Australia

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